UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2013

BCB BANCORP, INC.
(Exact name of Registrant as specified in its charter)

New Jersey (State or Other Jurisdiction of Incorporation)	0-50275 (Commission File Number)	26-0065262 (I.R.S. Employer Identification No.)

104-110 Avenue C, Bayonne, NJ 07002
 (Address of principal executive offices)

(201) 823-0700
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 24, 2013, BCB Bancorp, Inc. (the “Company”) issued its first quarter 2013 earnings release. A copy of the release is attached as an exhibit to this report.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

5.02(b)                                On April 25, 2013, the Board of Directors appointed Thomas M. Coughlin as President of the Company and its wholly-owned subsidiary BCB Community Bank.  Mr. Coughlin will continue as Chief Operating Officer of both the Company and the Bank.  Mr. Donald Mindiak remains the Chief Executive Officer of the Company and the Bank.  Information regarding Mr. Coughlin is contained in the Company’s definitive proxy statement which was filed with the Securities and Exchange Commission on March 18, 2013, and which information is incorporated by reference into this report.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired: None
(b)	Pro Forma Financial Information: None
(c)	Shell company transactions: None
(d)	Exhibits:
Press Release dated April 24, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BCB BANCORP, INC.

Date: April 25, 2013	By: /s/ Donald Mindiak
Donald Mindiak
Chief Executive Officer
(Duly Authorized Representative)